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                                                                 Exhibit 21.1

                          Extended Stay America, Inc.

                Exhibit 21.1 List of Subsidiaries of the Company


Corporate Entity                             State of Incorporation
----------------                             ----------------------
ESA 0102, Inc.                               Georgia
ESA 0106, Inc.                               North Carolina
ESA 0121, Inc.                               Tennessee
ESA 0123, Inc.                               Alabama
ESA 0124, Inc.                               Alabama
ESA 0125, Inc.                               Tennessee
ESA 0127, Inc.                               North Carolina
ESA 0153, Inc.                               Illinois
ESA 0155, Inc.                               Alabama
ESA 0161, Inc.                               North Carolina
ESA 0163, Inc.                               Tennessee
ESA 0174, Inc.                               Florida
ESA 0186, Inc.                               North Carolina
ESA 0201, Inc.                               North Carolina
ESA 0206, Inc.                               North Carolina
ESA 0231, Inc.                               North Carolina
ESA 0232, Inc.                               North Carolina
ESA 0280, Inc.                               North Carolina
ESA 0302, Inc.                               Florida
ESA 0303, Inc.                               Florida
ESA 0305, Inc.                               Tennessee
ESA 0311, Inc.                               Colorado
ESA 0315, Inc.                               Tennessee
ESA 0328, Inc.                               Florida
ESA 0352, Inc.                               Utah
ESA 0370, Inc.                               North Carolina
ESA 0371, Inc.                               North Carolina
ESA 0373, Inc.                               Georgia
ESA 0381, Inc.                               Florida
ESA 0382, Inc.                               Georgia
ESA 0417, Inc.                               North Carolina
ESA 0450, Inc.                               Tennessee
ESA 0454, Inc.                               New Jersey
ESA 0455, Inc.                               New Jersey
ESA 0479, Inc.                               New Jersey
ESA 0510, Inc.                               Illinois
ESA 0525, Inc.                               Illinois
ESA 0527, Inc.                               Michigan
ESA 0530, Inc.                               Illinois
ESA 0532, Inc.                               Illinois
ESA 0541, Inc.                               Illinois
ESA 0552, Inc.                               Michigan
ESA 0574, Inc.                               New Jersey

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ESA 0600, Inc.                               Michigan
ESA 0640, Inc.                               Illinois
ESA 0646, Inc.                               New Jersey
ESA 0660, Inc.                               Illinois
ESA 0670, Inc.                               Michigan
ESA 0675, Inc.                               Michigan
ESA 0677, Inc.                               Illinois
ESA 0680, Inc.                               Michigan
ESA 0706, Inc.                               Missouri
ESA 0733, Inc.                               Minnesota
ESA 0734, Inc.                               Minnesota
ESA 0737, Inc.                               Minnesota
ESA 0745, Inc.                               Minnesota
ESA 0752, Inc.                               Illinois
ESA 0753, Inc.                               Illinois
ESA 0780, Inc.                               Michigan
ESA 0788, Inc.                               Georgia
ESA 0789, Inc.                               Florida
ESA 0858, Inc.                               Nevada
ESA 0859, Inc.                               Nevada
ESA 0860, Inc.                               Nevada
ESA 0861, Inc.                               Nevada
ESA 0869, Inc.                               Florida
ESA 0884, Inc.                               Florida
ESA 0885, Inc.                               Colorado
ESA 0901, Inc.                               Colorado
ESA 0990, Inc.                               Georgia
ESA 0991, Inc.                               Georgia
ESA 0992, Inc.                               Georgia
ESA 0993, Inc.                               Georgia
ESA 0994, Inc.                               Colorado
ESA 0996, Inc.                               Georgia
ESA 1500, Inc.                               North Carolina
ESA 1501, Inc.                               Georgia
ESA 1502, Inc.                               Georgia
ESA 1510, Inc.                               Florida
ESA 1514, Inc.                               North Carolina
ESA 1546, Inc.                               Florida
ESA 1550, Inc.                               Georgia
ESA 1591, Inc.                               North Carolina
ESA 1594, Inc.                               North Carolina
ESA 1596, Inc.                               North Carolina
ESA 1634, Inc.                               North Carolina
ESA 2509, Inc.                               New Jersey
ESA 2522, Inc.                               New Jersey
ESA 3504, Inc.                               Minnesota
ESA 4012, Inc.                               Illinois
ESA 4013, Inc.                               Michigan
ESA 4016, Inc.                               Illinois

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ESA 4019, Inc.                               Illinois
ESA 4023, Inc.                               Illinois
ESA 7502, Inc.                               Colorado
ESA 7508, Inc.                               Colorado
ESA 7513, Inc.                               Colorado
ESA Arkansas, Inc.                           Arkansas
ESA Arizona, Inc.                            Arizona
ESA C1, Inc.                                 Delaware
ESA COL, Inc.                                Colorado
ESA Connecticut, Inc.                        Connecticut
ESA Florida, Inc.                            Florida
ESA Georgia, Inc.                            Georgia
ESA Idaho, Inc.                              Idaho
ESA Illinois, Inc.                           Illinois
ESA Indiana, Inc.                            Indiana
ESA Iowa, Inc.                               Iowa
ESA Kansas, Inc.                             Kansas
ESA Kentucky, Inc.                           Kentucky
ESA Louisiana, Inc.                          Louisiana
ESA Maryland, Inc.                           Maryland
ESA Minnesota, Inc.                          Minnesota
ESA Mississippi, Inc.                        Mississippi
ESA Missouri, Inc.                           Missouri
ESA New Mexico, Inc.                         New Mexico
ESA New York, Inc.                           New York
ESA Ohio, Inc.                               Ohio
ESA Oklahoma, Inc.                           Oklahoma
ESA Oregon, Inc.                             Oregon
ESA South Carolina, Inc.                     South Carolina
ESA Tejas, Inc.                              Texas
ESA Tennessee, Inc.                          Tennessee
ESA Utah, Inc.                               Utah
ESA Virginia, Inc.                           Virginia
ESA Washington, Inc.                         Washington
ESA Wisconsin, Inc.                          Wisconsin
Extended Stay 0453, Inc.                     Pennsylvania
Extended Stay 0463, Inc.                     Pennsylvania
Extended Stay 0507, Inc.                     Pennsylvania
Extended Stay 0547, Inc.                     Pennsylvania
Extended Stay 2506, Inc.                     Pennsylvania
Extended Stay CA, Inc.                       Delaware
Extended Stay MA, Inc.                       Massachusetts
Extended Stay America Redevelopment
  Corporation                                Missouri
ESA Management, Inc.                         Delaware
ESA West, Inc.                               Nevada
ESA International, Inc.                      Delaware
Studio Plus Hotels, Inc.                     Delaware
Studio Plus Properties, Inc.                 Virginia

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